Prudential Investment Portfolios 16

655 Broad Street, 17th Floor

Newark, New Jersey 07102

April 3, 2020

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:497 Filing for PGIM Income Builder Fund

Registration numbers 333-60561 and 811-08915

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated December 27, 2019, as reissued March 31, 2020 (SEC accession number 0001683863-20-001547), to the Prospectus, dated December 27, 2019. The purpose of the filing is to submit the 497 filing dated December 27, 2019, as reissued March 31, 2020 in XBRL for the Fund.

Thank you for your attention to this filing.  Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain

Jonathan D. Shain

Assistant Secretary